Exhibit (10)(o)(x)

CONSENT

October 23, 2002

Potlatch Corporation
601 West Riverside Avenue, Suite 1100
Spokane, WA 99201
Attn: Gerald L. Zuehlke, Vice President and Chief Financial Officer

Re:
Credit Agreement, dated as of June 29, 2001 among Potlatch Corporation, a Delaware corporation, as Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent (as amended and modified by that certain First Amendment thereto dated August 27, 2001, that certain Second Amendment thereto dated December 19, 2001, that certain Third Amendment and Waiver thereto dated January 24, 2002, that certain consent letter dated March 19, 2002 (the “Cloquet Consent”), that certain Consent and Modification dated June 12, 2002 relating to the Cloquet Consent, that certain Fourth Amendment to Credit Agreement and Waiver dated as of July 16, 2002, that certain Fifth Amendment to Credit Agreement dated as of September 9, 2002, that certain Consent and Modification dated as of September 11, 2002 and that certain Consent and Modification dated as of September 27, 2002 and as further amended, modified, restated and supplemented from time to time, the “Credit Agreement”).

Ladies and Gentlemen:

Reference is hereby made to the above-referenced Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

You have notified the Agent that the Borrower intends to convert the interest rates (the “Conversion”) of those certain industrial revenue bonds set forth on Exhibit A attached hereto (the “Bonds”) from the current floating rate to a fixed rate, resulting in the new interest rates for the Bonds being initially higher than the previous interest rates. Per the indentures for such Bonds, the Conversion triggers a mandatory tender of the Bonds (other than with respect to the Bonds issued by Nez Perce County, in which case the Conversion triggers a mandatory redemption or purchase in lieu of redemption), which will be followed by a remarketing of the Bonds bearing fixed interest rates. Pursuant to the terms of Section 8.8(a) of the Credit Agreement, the Borrower is not permitted to (i) increase the interest rate of any Indebtedness or (ii) make (or give notice of) any prepayment, redemption or other acquisition for value with respect to any Indebtedness. Accordingly, you have requested that, notwithstanding the terms of Section 8.8(a) of the Credit Agreement, the Required Lenders and the Agent consent to the Conversion of the Bonds and the related repurchase of the Bonds.

The Agent and the Required Lenders hereby consent to the Conversion and the related repurchase and remarketing of the Bonds.

Except to the extent specifically provided to the contrary in this letter, all terms and conditions of the Credit Agreement shall remain in full force and effect, without modification or limitation. This consent shall not operate as a consent to any other action or inaction by the Borrower or any of the Guarantors, or as a waiver of any right, power, or remedy of any Lender or the Agent under, or any provision contained in, the Credit Agreement except as specifically provided herein. This consent may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. This letter shall constitute a Credit Document.

Very truly yours,
ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., in its capacity as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., individually in its capacity as Issuing Lender and as a Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

COBANK, ACB

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

[Lender Signatures Continue]

WACHOVIA BANK, NATIONAL ASSOCIATION (F/K/A WACHOVIA BANK, N.A.)

By:
Name: Title:

NORTHWEST FARM CREDIT SERVICES, PCA

By:
Name: Title:

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By:
Name: Title:

CAPITAL FARM CREDIT

By:
Name: Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name: Title:

The terms of the foregoing Consent dated as of October 23, 2002 are hereby acknowledged and agreed to:

BORROWER:	POTLATCH CORPORATION

By:
Name: Title:

SUBSIDIARY GUARANTORS:	DULUTH & NORTHEASTERN RAILROAD CO.

By:
Name: Title:

THE PRESCOTT AND NORTHWESTERN RAILROAD COMPANY

By:
Name: Title:

ST. MARIES RIVER RAILROAD COMPANY

By:
Name: Title:

WARREN AND SALINE RIVER RAILROAD COMPANY

By:
Name: Title:

Exhibit A

$25,000,000 Arkansas Development Finance Authority Industrial Revenue Bonds, Series 1995

$12,000,000 Hubbard County, Minnesota Solid Waste Disposal Revenue Bonds, Series 1990

$9,000,000 Nez Perce County, Idaho Pollution Control Revenue Bonds, 1984 Series

$3,000,000 Nez Perce County, Idaho Pollution Control Revenue Bonds, 1985 Series

$5,150,000 City of Warren, Arkansas Solid Waste Disposal Revenue Bonds, Series 1993